-----------------------------------------------------------------------------

PACIFIC HORIZON INTERNATIONAL EQUITY FUND

-----------------------------------------------------------------------------


                   PACIFIC HORIZON INTERNATIONAL EQUITY FUND
                              SEMI-ANNUAL REPORT
                                August 31, 1996



                           INTERNATIONAL EQUITY FUND



                               Investing For All
                             The Times Of Your Life



                                ----------------
                                NOT FDIC INSURED
                                ----------------

                    PACIFIC HORIZON FUNDS, INC.
              3435 Stelzer Road, Columbus, OH 43219
                        1-800-332-3863

     INVESTMENT ADVISER             INDEPENDENT ACCOUNTANTS
Bank of America National Trust        Price Waterhouse LLP
   and Savings Association       1177 Avenue of the Americas
    555 California Street             New York, NY 10036
   San Francisco, CA 94104

        ADMINISTRATOR                    FUND COUNSEL
Concord Holding Corporation         Drinker Biddle & Reath
     3435 Stelzer Road               1345 Chestnut Street
    Columbus, OH 43219              Philadelphia, PA 19107


                          DISTRIBUTOR
                  Concord Financial Group, Inc.
                       3435 Stelzer Road
                       Columbus, OH 43219



FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                        Contents

                                PACIFIC HORIZON FUND FACTS               2-3
                                UNDERSTANDING YOUR SHAREHOLDER REPORT    4-6
                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                                8-9
                                INTERVIEW WITH YOUR
                                  INVESTMENT MANAGER                   10-12
                                PACIFIC HORIZON INTERNATIONAL
                                  EQUITY FUND
                                  Statement of Assets
                                    and Liabilities                       13
                                  Statement of Operations                 14
                                  Statements of Changes
                                    in Net Assets                         15
                                  Notes to Financial
                                    Statements                         16-19
                                  Financial Highlights                 20-21
                                MASTER INVESTMENT TRUST, SERIES
                                  I -- INTERNATIONAL
                                  EQUITY PORTFOLIO
                                  Portfolio of Investments             22-25
                                  Statement of Assets
                                    and Liabilities                       26
                                  Statement of Operations                 27
                                  Statements of Changes
                                    in Net Assets                         28
                                  Notes to Financial
                                    Statements                         29-32
                                  Supplementary Data                      33

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, the money market funds, strive to maintain a stable net asset value but offer no growth potential.

------------------------------------------------------------------------------------
                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the Federal Alternative Minimum Tax and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your investment specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

--------------------------------------------------------------------------------------
  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
--------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy               [GRAPHIC]
and how it affects the
financial markets.

The INTERVIEW WITH YOUR
INVESTMENT MANAGER enables you
to gain insight into the
Fund's investments and learn
more about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the
                            text, the investment management team may have
                            illustrated the most important features of the Fund.
[GRAPHIC]                   The illustrations may represent the portfolio
                            composition, the largest holdings or a
                            simplification of the investment adviser's investment style.

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
[GRAPHIC]                         NET ASSETS REPRESENTED BY INVESTMENTS IN THAT
                                  SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

[GRAPHIC]                         SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES
                                  BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

[GRAPHIC]                         OPERATING EXPENSES INCURRED BY THE FUND DURING
                                  THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS
 [GRAPHIC]
                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The financial markets were volatile during the six-month period ended August 31, 1996, due to uncertainty about the economy, interest rates and corporate earnings. As the period began, strong corporate earnings encouraged investors to expect higher stock prices. But during the summer investors were confronted with relatively poor early announced earnings reports as compared to the same quarter the previous year.

At the same time, there were signs that the economy was growing much faster than expected. Some factors that restrained economic growth during the early part of 1996 were behind us -- in particular, the General Motors and Boeing strikes, the government shutdown and bad weather -- and the economy grew at a surprisingly strong rate of 4.7% during the second quarter. As a result, investors worried that the Federal Reserve would increase short-term interest rates to slow growth and keep a tight rein on inflation.

MIXED SIGNALS
IN THE MARKETS

Meanwhile, other economic indicators, including a high level of inventory buildup and relatively weak retail sales figures, suggested that the economy might be losing steam. The result: Stocks and bonds declined sharply in July, but rebounded somewhat in August. For the period, the Standard & Poor's 500 Stock Index gained 2.96%. Also, the bellwether 30-year Treasury bond was down 5.12%.

The best-performing stock market sectors during the recent period were capital goods and selected technology issues, both of which gained more than 13%. More defensive sectors of the market also performed well. These included stocks in the consumer staples sector and the financial services sector, where stocks gained roughly 10% during the period.

We expect corporate earnings to grow at a rate of about 7% for 1996 -- slower than the double-digit growth of last year, but still strong in absolute terms. That said, profit growth at many firms will look modest compared to their gains of a year ago. As a result, many companies may pre-announce any disappointing third-quarter earnings expectations to prevent their stock prices from stumbling too much when they announce the actual numbers.

Although inflation does not appear too threatening -- apart from some concerns about rising wages -- we expect the Federal Reserve to debate the question of whether to raise rates through year end. We expect the economy to slow down a bit, returning to a more sustainable growth rate of around 2% to 2.5% as calendar year 1996 nears its close. Some reasons for the projected slower growth include increased corporate downsizing, rising consumer debt from credit cards and loans, a general buildup of company inventories and some slower than expected growth in overseas economics.

GOOD VALUES IN
SELECTED SECTORS

Looking ahead, we are slightly more bullish about stocks than bonds over the next six months. Some specific equity sectors that we like include capital goods, health care, and select areas of technology. We believe that all of these sectors represent good value and have reasonable earnings outlooks over the next six months.

Our fixed-income outlook is also positive. We believe the yield curve may flatten, with short-term rates rising more than long-term rates.

Therefore, we expect our bond funds to take a barbell approach to investing, with portfolios that concentrate heavily on both short- and long-term issues. This will provide us the potential to pick up extra yield on both long- and short-term bonds, while positioning the Funds to pick up some capi-tal gains when long-term rates ease. We will also emphasize high-quality, highly liquid fixed-income issues.

A wild card in the outlook for the financial markets is the Congressional and Presidential elections in November. Most investors expect the Republican party to remain in control of Congress. If they are proven wrong, we may see fiscal policy changes that might lead to increased volatility in the markets.

Sincerely,

Keith Wirtz
Drew Brahos
Bank of America NT&SA,
Investment Advisers
to the Pacific Horizon Funds

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND

KEITH WIRTZ
Senior Vice President
Bank of America NT&SA

Mr. Wirtz is a leading member of the investment management team for the International Equity Fund.

GOAL:

The Pacific Horizon International Equity Fund seeks long-term capital growth.

INVESTMENTS:

The Fund invests in a diversified portfolio of equity securities of companies that are domiciled or have their principal activities in countries outside the U.S.

APPROPRIATE FOR:

Investors who want to diversify their investments in foreign equity markets and who are prepared to accept the risks associated with such investments.

INCEPTION:

May 13, 1996

SIZE OF FUND AS OF
AUGUST 31, 1996:

Over $9 million

Q
    HOW DID THE INTERNATIONAL MARKETS BEHAVE DURING THE PERIOD?

A
    Typically, most foreign markets do not move in a manner that corresponds with the movement of domestic markets. But during the period from the Fund's inception on May 13, 1996, through August 31, 1996, the performance of the international markets correlated with the performances of U.S. markets to a large extent. Therefore, there was an abrupt sell-off of global stocks during July, when the U.S. market's concerns about rising interest rates and higher inflation caused stock and bond prices to slump. Stocks then rebounded in August, as some of these fears appeared to be exaggerated.

The economies of most European countries appeared to be in a trough during the period, especially in Germany and France. A bright spot was the United Kingdom's economy, which grew steadily at around 8%. Meanwhile, Japan showed signs of economic growth, but concerns still exist about the strength of the country's financial sectors.

Q
    WHICH COUNTRIES OR REGIONS PERFORMED WELL DURING THE PERIOD?

A
    Our holdings in northern European countries such as Sweden, Finland, Denmark and the Netherlands performed well, as those markets gained 12% or more during the period. Likewise, our exposure to strong-performing Asian markets such as Malaysia, Hong Kong and Singapore were beneficial to the Fund's returns.

Q
    WHAT PARTICULAR MARKET SECTORS DID YOU PURSUE AND WHICH DID YOU AVOID?

A
    In virtually every country in which the Fund invests, we like shares of health-care and select technology companies such as software designers. We also like telephone equipment manufacturers, such as Ericsson (0.8% of net assets as of August 31, 1996), and retailers.*

On the flip side, we reduced our holdings in telecommunications stocks in Asia. We feel that the increasing amount of competition in that industry will put pressure on the earnings of many telecommunications companies in the region.

Q
    AS A RELATIVELY NEW FUND, HOW ARE YOU INVESTING NEW ASSETS AS THEY COME IN?

A
    We have seen steady inflows since the Fund's inception on May 13, 1996. At the end of August, the Fund's assets totaled approximately $9 million.* The size of this asset base has allowed us to achieve the level of diversification across countries that we had hoped for.

Currently, the Fund is invested in 29 countries. Going forward, we intend to continue to diversify across industries to take full advantage of opportunities as we find them.

Q
    WHAT IS YOUR OUTLOOK FOR INTERNATIONAL MARKETS AND THE FUND DURING THE NEXT SIX MONTHS?

A
    There is much speculation about the rate of economic growth in Europe, although, in general, there is a lack of growth in the region. High unemployment levels and difficulties involving the formation of a European monetary union contribute to the problem. As a result, there is room for European interest rates to decrease in order to stimulate growth. In particular, Germany's Bundesbank (central bank) may pursue a looser monetary policy. If interest rates do fall, European equities should benefit. Therefore, we are moderately optimistic about European stocks.

We think many Asian markets, excluding Japan, will continue to perform well over the next several months as their economies keep growing. Japan's growth does not appear to be consistent enough to generate much optimism, but we will continue to observe developments in this country very carefully and take advantage of any opportunities. Our Japanese holdings currently account for 31.6% of the Fund. We will maintain a neutral weighting in Latin America of about 3% of the Fund's assets.*

We also continue to hedge our holdings to the U.S. dollar, especially in terms of the Deutsche Mark and the Japanese Yen, as we believe European interest rates will decline relative to U.S. interest rates. Finally, the Fund will become more fully invested as we receive more assets and can put new cash to work. Currently, the Fund's portfolio consists of approximately 95% stocks and 5% cash.* By the beginning of 1997, we intend to have the Fund even more fully invested.

AGGREGATE TOTAL RETURN
AS OF AUGUST 31, 1996
---------------------------------------

                        INTERNATIONAL
                         EQUITY FUND
                       WITHOUT    WITH
                        SALES    SALES
                       CHARGE    CHARGE
---------------------------------------
A Shares
 Since Inception+
 (5/13/96)              -2.80%   -7.16%
---------------------------------------

---------------
+ Performance quoted is not annualized.

* The composition of the Fund's holdings is subject to change.

Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND
(AS OF AUGUST 31, 1996)

A WORLD OF INVESTMENT OPPORTUNITY

An investment in the Pacific Horizon International Equity Fund offers shareholders the potential to take advantage of the expanding universe of international equity investments that now account for nearly two-thirds of the world's investment opportunities and 80% of the world's blue-chip companies.

As you can see on the chart below, stocks of companies headquartered outside the United States increasingly make up a larger portion of the world's capital markets.

[CHARTS]

U.S. versus non-U.S. securities, as a percent of the World's Capital Markets

            1970            1995
Non-U.S.     34%
U.S.         66%
U.S.                         42%
Non-U.S.                     58%

Primary areas of investment opportunity currently include the countries in the adjacent table, which reflects the current largest country holdings of the MSCI All Country World Index (ex-U.S.) as of September 30, 1996.

TOP TEN COUNTRIES*
AS OF AUGUST 31, 1996
----------------------------------------
                               PERCENT OF
                               NET ASSETS
----------------------------------------
  Japan                          31.6%
 ......................................................
  United Kingdom                 13.6%
 ......................................................
  France                          5.5%
 ......................................................
  Germany                         5.5%
 ......................................................
  Switzerland                     4.9%
 ......................................................
  Netherlands                     3.9%
 ......................................................
  Canada                          2.7%
 ......................................................
  Hong Kong                       2.3%
 ......................................................
  Taiwan                          2.3%
 ......................................................
  Australia                       2.1%
----------------------------------------
TOTAL                            74.4%
----------------------------------------

---------------
* The composition of the Fund's holdings is subject to change.

The International Equity Fund employs a "blue-chip" approach to the world's markets. The Fund aims to select stocks from major industries in the 47 countries represented by the Morgan Stanley Capital International (MSCI) World All Country Index. Fund managers will strive to add value by carefully screening stocks to select what they believe to be the best stocks in each industry, with a focus on stock of large, well-established companies.

Source: MSCI, 1996

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in Master Investment Trust, Series I -- International
    Equity Portfolio, at value.........................................   $9,230,080
                                                                          ----------
Total assets...........................................................    9,230,080
                                                                          ----------
LIABILITIES:
  Accrued accounting fees and expenses.................................       11,980
  Accrued reports to shareholders expense..............................        9,327
  Accrued audit fees...................................................        5,793
  Other accrued expenses...............................................       13,279
                                                                          ----------
Total liabilities......................................................       40,379
                                                                          ----------
NET ASSETS.............................................................   $9,189,701
                                                                          ==========
Net Assets:
  A Shares.............................................................   $9,188,711
  K Shares.............................................................          990
                                                                          ----------
                                                                          $9,189,701
                                                                          ==========
Shares Outstanding ($0.01 par value, 150 million shares authorized):
  A Shares.............................................................      945,748
  K Shares.............................................................          102
                                                                          ----------
                                                                             945,850
                                                                          ==========
CALCULATION OF MAXIMUM OFFERING PRICE -- A SHARES:
  Net asset value and redemption price per share.......................       $ 9.72
  Sales charge -- 4.50% of public offering price.......................         0.46
                                                                          ----------
  Maximum Offering Price...............................................       $10.18
                                                                          ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -- K
  SHARES:..............................................................       $ 9.71
                                                                          ==========
COMPOSITION OF NET ASSETS:
  Capital stock, at par................................................   $      946
  Additional paid-in capital...........................................    9,307,279
  Accumulated net realized losses from investment transactions.........      (23,168)
  Accumulated undistributed net investment income......................        6,802
  Net unrealized depreciation on investments...........................     (102,158)
                                                                          ----------
NET ASSETS, AUGUST 31, 1996............................................   $9,189,701
                                                                          ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Operations
For the Period* ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income from Master Investment Trust, Series I --
  International Equity Portfolio:
  Dividend income (net of foreign withholding taxes
    ($1,058))...............................................                $    9,966
  Interest income...........................................                     5,084
                                                                            ----------
  Total income..............................................                    15,050
  Expenses..................................................   $  50,967
  Less: Fee waivers and expense reimbursements..............     (41,705)        9,262
                                                               ---------    ----------
Net Investment Income from Master Investment Trust, Series
  I -- International Equity Portfolio.......................                     5,788
EXPENSES:
  Administration fees.......................................       1,646
  Shareholder service fees (A Shares).......................       2,738
  Transfer agent fees and expenses..........................       4,233
  Reports to shareholders expenses..........................       9,327
  Fund accounting fees and expenses.........................      11,980
  Amortization of organization costs........................       4,332
  Audit fees................................................       5,793
  Legal expenses............................................          84
  Other operating expenses..................................       2,302
                                                               ---------
                                                                  42,435
  Less: Fee waivers and expense reimbursements..............     (43,449)       (1,014)
                                                               ---------    ----------
Net Investment Income.......................................                     6,802
                                                                            ----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS FROM MASTER INVESTMENT
  TRUST, SERIES I -- INTERNATIONAL EQUITY PORTFOLIO:
  Net realized losses on securities transactions............                      (952)
  Net realized losses on foreign currency transactions......                   (22,217)
  Net change in unrealized depreciation on investments......                   (95,257)
  Net change in unrealized depreciation from translation of
    assets and liabilities in foreign currencies............                    (6,900)
                                                                            ----------
Net Losses on Investments and Foreign Currency Transactions
  from Master Investment Trust, Series I -- International
  Equity Portfolio..........................................                  (125,326)
                                                                            ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ (118,524)
                                                                                 =========
---------------

* For the period May 13, 1996 (commencement of operations) through August 31,
  1996

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    FOR THE PERIOD*
                                                                         ENDED
                                                                    AUGUST 31, 1996
                                                                      (UNAUDITED)
                                                                 ---------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income..........................................      $     6,802
  Net realized losses on securities and foreign currency
    transactions.................................................          (23,169)
  Net unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies.................         (102,157)
                                                                      ------------
  Net decrease in net assets resulting from operations...........         (118,524)
                                                                      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (A SHARES):
  Dividends to shareholders from net investment income...........               --
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (K SHARES):
  Dividends to shareholders from net investment income...........               --
                                                                      ------------
                                                                                --
                                                                      ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares subscribed............................        9,689,866
  Net asset value of shares issued to shareholders in
    reinvestment of dividends....................................               --
  Shares redeemed................................................         (381,641)
                                                                      ------------
  Net increase in net assets from Fund share transactions........        9,308,225
                                                                      ------------
Total Increase...................................................        9,189,701
                                                                      ------------
NET ASSETS:
  Beginning of period............................................               --
                                                                      ------------
  End of period (including undistributed net investment income
    of $6,802)...................................................      $ 9,189,701
                                                                      ============

---------------

* For the period May 13, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Company operated as a series company comprising seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon International Equity Fund (the "Fund") only. The Fund commenced investment operations on May 13, 1996.

    The Fund seeks to achieve its investment objective by investing substantially all of its assets in the International Equity Portfolio of Master Investment Trust, Series I (the "Portfolio"), an open-end management investment company that has the same investment objective as that of the Fund. The value of the Fund's investment in the Portfolio included in the accompanying statement of assets and liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (100% as of August 31, 1996). The financial statements of the Portfolio, including its Portfolio of Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

    Concord Holding Corporation ("Concord") serves as the Fund's administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of Concord, serves as the distributor of the Fund's shares. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATIONS:

    The valuation of securities of the Fund's investment in the Portfolio is discussed in Note 2 of the Portfolio's financial statements.

B) INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES:

    The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

C) DIVIDENDS AND DISTRIBUTIONS:

    Dividends from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. However, to the extent that net realized gains of the Fund can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D) FEDERAL INCOME TAXES:

    It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

E) OTHER:

    The Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight line basis over five years.

    Expenses directly attributable to the Fund are charged directly to the Fund, while Company expenses attributable to more than one Fund of the Company are allocated among the respective funds.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund has an Administration Agreement with Concord and a Distribution Agreement with the Distributor.

    As Administrator, Concord assists in supervising the operations of the Fund. For its services Concord is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.15% of the Fund's average net assets. The Administration Agreement provides that if, in any fiscal year, the operating expenses of the Fund exceed the most restrictive expense limitation of any state having jurisdiction over the Fund, then Concord will reimburse the Fund for any such excess expenses. At August 31, 1996 the most restrictive expense limitation limits the Fund's aggregate annual expenses to 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million and 1.5% of the Fund's remaining average daily net assets. For the period ended August 31, 1996, Concord agreed to waive its entire fee as Administrator. For the same period, Con-cord agreed to reimburse the Fund $39,065 of its operating expenses.

    For the period ended August 31, 1996, the Distributor advised the Fund that it retained $4,848 from commissions earned on sales of the Fund's shares. For the same period, Bank of America and its affiliates advised the Fund that they retained $36,753 from commissions earned on sales of the Fund's shares.

    The Fund has adopted a Shareholder Service Plan (the "Plan") under which the Fund pays the Distributor for shareholder servicing expenses incurred in connection with Class A Shares of the Fund. Under the Plan, payments by the Fund may not exceed 0.25% (annualized) of the Fund's average daily net assets for Class A Shares. For the period ended August 31, 1996, the Distributor waived all of its shareholder service fees due from the Fund. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Fund has adopted a Distribution Plan and an Administrative and Shareholder Services Plan with respect to K Shares of the Fund. Under the Distribution Plan, the Fund pays the Distributor for distribution expenses primarily intended to result in the sale of the Fund's K Shares. Under the Distribution Plan, payments by the Fund for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets of the Fund's K Shares. Under the Administrative and Shareholder Services Plan (the "Administrative Plan"), the Fund pays for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of the Fund's K shares and payments for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund's K Shares.

    Effective December 11, 1995, BISYS Fund Services, Inc., also a wholly owned subsidiary of BISYS, served the Fund as transfer agent and dividend disbursing agent. In this capacity, BISYS Fund Services, Inc. earned $4,233 for the period May 13, 1996 to August 31, 1996.

    For the period ended August 31, 1996, the Fund incurred legal charges totalling $84 which were earned by a law firm, a partner of which serves as Secretary of the Company. Certain officers of the Company are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former president and chairman of the Company receives an additional $40,000 per year through February 28, 1997 in consideration of his years of services.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. The Fund did not incur any costs with regards to the Retirement Plan for the period ended August 31, 1996.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1996, there were 200 billion shares of the Company's $0.001 par value capital stock authorized, of which 40 million shares were classified as Class T Common Stock, 60 million shares were classified as Class T-Special Series 3 Common Stock and 50 million shares were classified as Class T-Special Series 5 Common Stock (International Equity Fund).

    Transactions in shares of common stock of the Fund are summarized below:

                     PERIOD ENDED AUGUST 31, 1996
                     -----------------------------
                     A SHARES (a)     K SHARES (b)
                     ------------     ------------
Net proceeds from
 shares subscribed...  $9,688,866        $1,000
Net asset value of
 shares issued to
 shareholders in
 reinvestment of
 dividends...........          --            --
Cost of shares
 redeemed............    (381,641)           --
                     ------------         -----
 Net increase........  $9,307,225        $1,000
                     ==============   ==============
Shares sold..........     984,526           102
Shares issued in
 reinvestment of
 dividends...........          --            --
Shares redeemed......     (38,778)           --
                     ------------         -----
 Net increase........     945,748           102
                     ==============   ==============

---------

(a) For the period May 13, 1996 (commencement of operations) through August 31, 1996.

(b) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

NOTE 6 -- SUBSEQUENT EVENT

    Effective September 1, 1996, the Board of Directors of the Company has decided to withdraw the Fund's investment in the Portfolio of Master Investment Trust, Series I and to engage an investment adviser to manage directly the assets of these Fund in accordance with its investment objective, policies and limitations. Accordingly, the Fund will seek its objective by investing directly in portfolio securities.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                     PERIOD ENDED
                                                                      AUGUST 31,
                                                                         1996
                                                                    (UNAUDITED)(a)*
                                                                    ---------------
A SHARES
Net asset value, beginning of period..............................      $ 10.00
                                                                         ------
Loss from Investment Operations:
  Net investment income...........................................         0.01
  Net realized and unrealized losses on investments...............        (0.29)
                                                                         ------
Total loss from investment operations.............................        (0.28)
                                                                         ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income............           --
  Dividends to shareholders in excess of net investment income....           --
                                                                         ------
Net change in net asset value.....................................        (0.28)
                                                                         ------
Net asset value, end of period....................................      $  9.72
                                                                         ======
Total return (excludes sales charge)..............................        (2.80%)++
Ratios/Supplemental Data:
  Net assets, end of period (000's)...............................      $ 9,189
  Ratio of net expenses to average net assets**...................         0.75%+
  Net ratio of net investment income to average net assets**......         0.65%+

---------------

  * For the period May 13, 1996 (commencement of operations) through August 31, 1996

 ** Reflects the Fund's proportionate share of the Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Advisor and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 10.04% for the period ended August 31, 1996.

  + Annualized

 ++ Not annualized.

(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                        PERIOD ENDED
                                                                         AUGUST 31,
                                                                            1996
                                                                        (UNAUDITED)*
                                                                        ------------
K SHARES
Net asset value, beginning of period..................................     $ 9.76
                                                                             ----
Loss from Investment Operations:
  Net investment income...............................................         --
  Net realized and unrealized losses on investments...................      (0.05)
                                                                             ----
  Total loss from investment operations...............................      (0.05)
                                                                             ----
Less Dividends and Distributions:
  Dividends to shareholders from net investment income................         --
  Dividends to shareholders in excess of net investment income........         --
                                                                             ----
Net change in net asset value.........................................      (0.05)
                                                                             ----
Net asset value, end of period........................................     $ 9.71
                                                                             ====
Total return..........................................................      (2.90%)++
Ratios/Supplemental Data:
  Net assets, end of period...........................................     $  989
  Ratio of net expenses to average net assets**.......................       1.25%+
  Ratio of net investment income to average net assets**..............       0.15%+

---------------

  + Annualized

 ++ Represents total return for the A Shares from May 13, 1996 to July 21, 1996 plus the total return for the K Shares for the period from July 22, 1996 through August 31, 1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder services fee.

  * For the period July 22, 1996 (commencement of operations) through August 31, 1996.

 ** Reflects the Fund's proportionate share of the Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Advisor and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 10.04% for the period ended August 31, 1996.

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                            VALUE
                               DESCRIPTION                                    SHARES       (NOTE 2)
-------------------------------------------------------------------------    --------     ----------
COMMON STOCKS -- 94.6%
ARGENTINA -- 0.4%
 Perez Companc...........................................................       3,240     $   36,501
                                                                                          ----------
AUSTRALIA -- 2.1%
 BHP.....................................................................       3,580         48,760
 CRA.....................................................................       2,400         36,485
 WMC Ltd.................................................................       5,300         36,890
 News Corp...............................................................       7,500         39,983
 National Aus Bank.......................................................       3,500         34,133
                                                                                          ----------
                                                                                             196,251
                                                                                          ----------
BELGIUM -- 1.0%
 Petrofina...............................................................         100         31,486
 Tractebel...............................................................         150         63,340
                                                                                          ----------
                                                                                              94,826
                                                                                          ----------
BRAZIL -- 1.1%
 Aracruz Cellulose.......................................................       4,800         42,600
 Telebras ADR............................................................         620         46,113
 The Brazil Fund.........................................................         750         16,031
                                                                                          ----------
                                                                                             104,744
                                                                                          ----------
CANADA -- 2.7%
 Canadian Occidental.....................................................       2,380         39,568
 Alcan Aluminium.........................................................       1,250         39,531
 Seagram Co., Ltd........................................................       1,400         46,200
 BCE Inc.................................................................       1,200         47,400
 Bank of Montreal........................................................       1,330         32,917
 Barrick Gold Corp.......................................................       1,560         42,315
                                                                                          ----------
                                                                                             247,931
                                                                                          ----------
CHILE -- 0.6%
 Enersis.................................................................       1,820         56,420
                                                                                          ----------
DENMARK -- 0.6%
 Tele Danmark............................................................       1,200         59,156
                                                                                          ----------
FINLAND -- 0.4%
 Nokia...................................................................         870         36,946
                                                                                          ----------
FRANCE -- 5.5%
 Air Liquide.............................................................         400         68,085
 Alcatel Alsthom Co......................................................         800         61,924
 Carrefour...............................................................         225        113,694
 L'Oreal.................................................................         200         62,477
 LVMH....................................................................         310         65,315
 Societe Generale........................................................         700         76,991
 Total...................................................................         800         58,844
                                                                                          ----------
                                                                                             507,330
                                                                                          ----------

---------------
See Notes to Financial Statements.

                                                                                            VALUE
                               DESCRIPTION                                    SHARES       (NOTE 2)
-------------------------------------------------------------------------    --------     ----------
GERMANY -- 5.5%
 Allianz.................................................................          25     $   44,518
 Bayer...................................................................       2,020         72,187
 BMW.....................................................................         100         57,961
 Deutsche Bank...........................................................       3,050        150,594
 Lufthansa...............................................................         340         48,348
 Siemens Ord.............................................................       1,470         77,656
 Veba AG.................................................................       1,000         52,456
                                                                                          ----------
                                                                                             503,720
                                                                                          ----------
HONG KONG -- 2.3%
 Cheung Kong Holdings....................................................       6,000         42,095
 Citic Pacific Ltd.......................................................       8,000         35,176
 Hong Kong Telecom.......................................................      27,600         46,223
 HSBC Hldgs..............................................................       2,800         48,341
 Hutchinson Whampoa......................................................       7,000         42,367
                                                                                          ----------
                                                                                             214,202
                                                                                          ----------
INDIA -- 1.0%
 India Fund..............................................................      11,300         88,988
                                                                                          ----------
INDONESIA -- 0.6%
 Indonesia Satellite ADR.................................................       1,860         58,125
                                                                                          ----------
KOREA -- 1.3%
 Korean Inv Fund.........................................................      13,340        125,062
                                                                                          ----------
ITALY -- 2.1%
 Assic Generali..........................................................       2,600         57,214
 ENI.....................................................................      13,400         58,639
 Fiat....................................................................      11,000         33,955
 STET....................................................................      12,500         39,751
                                                                                          ----------
                                                                                             189,559
                                                                                          ----------
JAPAN -- 31.6%
 Bank of Tokyo...........................................................       1,000         20,331
 Dai Ichi Kangyo Bank....................................................      12,000        198,712
 Ebara Corp..............................................................       9,000        135,787
 Honda Motor.............................................................       8,000        184,729
 Itochu..................................................................      24,000        145,501
 Jusco co................................................................       2,000         59,246
 Kao.....................................................................      15,000        178,013
 Kyocera.................................................................       2,000        135,787
 Matsushita Elec Ind.....................................................      10,000        168,353
 Mitsui Fudosan..........................................................      10,000        123,275
 Mitsui Toatsu Chem......................................................      46,000        166,311
 NEC.....................................................................      14,000        149,402
 Nippon Steel............................................................      51,000        161,398
 Nomura Securities.......................................................       7,000        121,711
 Osaka Gas...............................................................      36,000        123,864
 Sanwa Bank..............................................................      10,000        176,633
 Sekisui House...........................................................      13,000        137,534
 Sumitomo Bank...........................................................      10,000        183,073
 Tokyo Elec Power........................................................       6,000        146,274
 UNY Co., Ltd............................................................       5,000         87,856
 Yamato Transport........................................................      10,000        108,556
                                                                                          ----------
                                                                                           2,912,346
                                                                                          ----------

---------------
See Notes to Financial Statements.

                                                                                            VALUE
                               DESCRIPTION                                    SHARES       (NOTE 2)
-------------------------------------------------------------------------    --------     ----------
MALAYSIA -- 1.7%
 Malayan Banking.........................................................       5,400     $   51,330
 Sime Darby BHD..........................................................       8,000         27,113
 Telecom Malaysia........................................................       6,000         52,942
 UEM.....................................................................       4,000         28,395
                                                                                          ----------
                                                                                             159,780
                                                                                          ----------
MEXICO -- 1.2%
 Kimberly Clark de Mex...................................................       1,600         61,000
 Telefonos De Mexico.....................................................       1,510         49,264
                                                                                          ----------
                                                                                             110,264
                                                                                          ----------
NETHERLANDS -- 3.9%
 Intle Nederlanden.......................................................       1,690         52,618
 KPN.....................................................................       1,000         35,050
 Royal Dutch.............................................................         710        106,040
 Unilever NV.............................................................         510         74,173
 Wolters Kluwer..........................................................         720         90,407
                                                                                          ----------
                                                                                             358,288
                                                                                          ----------
NORWAY -- 0.3%
 Norsk Hydro.............................................................         680         31,179
                                                                                          ----------
PHILIPPINES -- 0.5%
 First Philippine Fund...................................................       2,700         44,550
                                                                                          ----------
SINGAPORE -- 1.2%
 Devel Bank sp Foreign...................................................       6,000         70,352
 Singapore Airlines......................................................       4,000         42,354
                                                                                          ----------
                                                                                             112,706
                                                                                          ----------
SPAIN -- 1.9%
 BBV.....................................................................       1,000         42,035
 Endesa..................................................................       1,530         89,133
 Telefonica de Espana....................................................       2,300         42,734
                                                                                          ----------
                                                                                             173,902
                                                                                          ----------
SWEDEN -- 1.7%
 Astra ab A-Free shares..................................................       1,460         61,692
 Ericsson LM.............................................................       3,000         69,946
 Volvo...................................................................       1,200         25,534
                                                                                          ----------
                                                                                             157,172
                                                                                          ----------
SWITZERLAND -- 4.9%
 Ciba Geigy..............................................................         100        126,303
 CS Holdings.............................................................         930         96,528
 Nestle AG...............................................................         100        117,132
 Roche Holding Div.......................................................          15        114,360
                                                                                          ----------
                                                                                             454,323
                                                                                          ----------
SOUTH AFRICA -- 1.7%
 Morgan Stanley Africa Fund..............................................      12,400        153,450
                                                                                          ----------
TAIWAN -- 2.3%
 Roc Taiwan Fund.........................................................      19,300        209,888
                                                                                          ----------
THAILAND -- 0.9%
 Thai Fund...............................................................       3,800         81,225
                                                                                          ----------

---------------
See Notes to Financial Statements.

                                                                                            VALUE
                               DESCRIPTION                                    SHARES       (NOTE 2)
-------------------------------------------------------------------------    --------     ----------
UNITED KINGDOM -- 13.6%
 Barclays................................................................      14,980     $  212,833
 Blue Circle Ind.........................................................      16,110         92,310
 British Aerospace.......................................................       4,900         76,274
 British American Tobacco................................................      12,170         82,084
 British Petroleum.......................................................       8,890         85,848
 Cadbury Schweppes.......................................................      14,060        112,833
 Carlton Communications..................................................       8,600         64,383
 Marks and Spencer.......................................................      16,600        128,810
 Prudential Corp plc.....................................................       8,700         59,631
 Reuters Holdings plc....................................................       5,800         67,645
 Scottish Power..........................................................      10,500         50,247
 Scottish Power Rights...................................................         663            595
 Vodafone................................................................      18,900         71,337
 Zeneca plc..............................................................       6,200        148,057
                                                                                          ----------
                                                                                           1,252,887
                                                                                          ----------
TOTAL COMMON STOCKS -- 94.6%
 (COST $8,826,977).......................................................                  8,731,721
Other assets in excess of liabilities -- 5.4%............................                    498,359
                                                                                          ----------
NET ASSETS -- 100.0%.....................................................                 $9,230,080
                                                                                          ==========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $8,826,977)................   $8,731,721
  Cash.................................................................      816,677
  Contribution receivable..............................................       62,425
  Receivable from Administrator........................................       11,389
  Interest receivable and prepaid expenses.............................       12,019
                                                                          ------------
Total assets...........................................................    9,634,231
                                                                          ------------
LIABILITIES:
  Withdrawal payable...................................................      375,096
  Accrued accounting fees..............................................       20,923
  Accrued audit fees...................................................        4,902
  Accrued legal fees...................................................          228
  Other accrued expenses...............................................        3,002
                                                                          ------------
Total liabilities......................................................      404,151
                                                                          ------------
NET ASSETS.............................................................   $9,230,080
                                                                          ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Statement of Operations
For the Period ended August 31, 1996 (Unaudited)*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income (net of foreign withholding taxes
    ($1,058))................................................                    9,966
  Interest...................................................               $    5,084
                                                                             ---------
                                                                                15,050
                                                                             ---------
EXPENSES:
  Advisory fees..............................................   $  8,262
  Administration fees........................................        551
  Accounting fees and expenses...............................     26,360
  Organizational expenses....................................      6,332
  Audit fees.................................................      4,902
  Custodian fees and expenses................................      4,104
  Legal expenses.............................................        282
  Other operating expenses...................................        174
                                                                 -------
                                                                  50,967
Less: Fees waivers and expense reimbursements................    (41,705)        9,262
                                                                 -------     ---------
Net Investment Income........................................                    5,788
                                                                             ---------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
  Net realized losses on securities transactions.............                     (952)
  Net realized losses on foreign currency transactions.......                  (22,217)
  Net change in unrealized depreciation on investments.......                  (95,257)
  Net change in unrealized depreciation from translation of
    assets and liabilities in foreign currencies.............                   (6,900)
                                                                             ---------
Net Losses on Investments....................................                 (125,326)
                                                                             ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........               $ (119,538)
                                                                             =========

---------------

* For the period May 13, 1996 (commencement of operations) through August 31,
  1996

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           FOR THE
                                                                           PERIOD*
                                                                            ENDED
                                                                          AUGUST 31,
                                                                             1996
                                                                          (UNAUDITED)
                                                                          ----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................................   $    5,788
  Net realized losses on securities and foreign currency
    transactions.......................................................      (23,169)
  Net change in unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies....................     (102,157)
                                                                          ----------
  Net decrease in net assets resulting from operations.................     (119,538)
                                                                          ----------
Trust Share Transactions:
  Contributions........................................................   10,093,412
  Withdrawals..........................................................     (743,794)
                                                                          ----------
  Net increase in net assets resulting from Trust share transactions...    9,349,618
                                                                          ----------
Total Increase.........................................................    9,230,080
NET ASSETS:
  Beginning of period..................................................           --
                                                                          ----------
  End of period........................................................   $9,230,080
                                                                          ==========

---------------

* For the period May 13, 1996 (commencement of operations) through August 31,
  1996

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Master Investment Trust, Series I (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. At August 31, 1996, the Trust consisted of five portfolios. The accompanying financial statements and notes are those of the International Equity Portfolio (the "Portfolio") only. The Portfolio commenced operations on May 13, 1996.

    The investment objective of the Portfolio is to obtain long term capital growth by investing primarily in foreign equity securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a wholly owned subsidiary of BankAmerica Corporation, serves as the Portfolio's investment adviser.

    Concord Holding Corporation ("Concord") serves as the Portfolio's administrator through BISYS Fund Services (Ireland) Ltd., a wholly owned subsidiary of Concord. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) PORTFOLIO VALUATIONS:

    The Portfolio's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Master Portfolio pursuant to procedures adopted by the Master Portfolio's Board of Trustees. Short-term debt securities are valued at amortized cost, which approximates market value. Trading in foreign securities is generally completed prior to the end of regular trading on the New York Stock Exchange (the "Exchange"). Trading may occur in foreign securities, however, on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result there may be delays in reflecting changes in the market values of foreign securities in the calculation of the net asset value per share of the Fund on days when net asset value is not calculated and on which shareholders of the Fund cannot redeem due to changes in values of securities traded in foreign markets.

B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are accounted for on a trade date basis. Realized gains and losses on securities transactions are determined on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recorded on the ex-dividend date.

C) EXPENSES:

    Expenses directly attributable to the Portfolio are charged to the Portfolio while Trust expenses attributable to more than one portfolio of the Trust and general Trust expenses are allocated among the respective portfolios of the Trust.

D) FEDERAL INCOME TAXES:

    The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

E) FOREIGN CURRENCY TRANSLATION:

    The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

F) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

    The Portfolio may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS AT AUGUST 31, 1996.

                                                                                U.S.
                                                                               DOLLAR      NET UNREALIZED
                                                   EXPIRATION     COST/       VALUE AT     APPRECIATION/
               PURCHASE CONTRACTS                     DATE       PROCEEDS     08/31/96     (DEPRECIATION)
------------------------------------------------   ----------    --------    ----------    --------------
British Pound Sterling..........................    09/10/96     $ 6,317      $  6,295        $    (22)
Belgian Franc...................................    09/05/96      44,135        43,773            (362)
French Franc....................................    09/30/96      39,113        38,640            (473)
French Franc....................................    09/05/96      14,486        14,312            (174)
Japanese Yen....................................    09/03/96      34,450        34,260            (190)
Japanese Yen....................................    09/03/96      21,958        21,837            (121)
Japanese Yen....................................    09/03/96      21,974        21,852            (122)
Japanese Yen....................................    09/03/96      23,836        23,704            (132)
Japanese Yen....................................    09/03/96      18,938        18,834            (104)
Japanese Yen....................................    09/03/96      24,767        24,630            (137)
Japanese Yen....................................    09/03/96      24,767        24,630            (137)
                                                                                               -------
Net unrealized depreciation on forward foreign currency contracts                             $ (1,974)
                                                                                           ================

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolio has an Investment Advisory Agreement with Bank of America and an Administration Agreement with Concord.

    As Adviser, Bank of America is responsible for managing the investment of the assets of the Portfolio in conformity with the stated objectives and policies of the Portfolio. For its services, Bank of America is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Portfolio. For the period ended August 31, 1996, Bank of America waived its entire fee as Adviser of the Portfolio.

    As Administrator, Concord assists in supervising the operations of the Portfolio. For its services, Concord is entitled to a fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the period ended August 31, 1996, Concord waived its entire fee as Administrator of the Portfolio.

    For services provided to all five of the portfolios constituting the Trust, each Trustee receives an annual fee of $3,000 and a meeting fee of $500. For the period ended August 31, 1996, the Portfolio incurred legal expenses of $228 which were earned by a law firm, a partner of which serves as Secretary of the Trust. Certain officers of the Trust are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES

    The following table summarizes the cost of purchases and the proceeds from sales of portfolio securities, excluding short-term securities, for the period ended August 31, 1996:

                          PURCHASES     SALES
                          ----------   -------
U.S. Government.........  $       --   $    --
Other...................   8,868,088    40,160
                          ----------   -------
                          $8,868,088   $40,160
                          ============ ========

    At August 31, 1996, the cost of the securities of the Portfolio for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly, net unrealized depreciation of investments amounted to $95,256, consisting of gross unrealized appreciation of $128,514 and gross unrealized depreciation of $223,770.

NOTE 5 -- CONCENTRATION OF
          CREDIT RISK

    The Portfolio had the following concentrations by country at August 31, 1996 (as a percentage of total investments):

Argentina.........................       0.42%
Australia.........................       2.25%
Belgium...........................       1.09%
Brazil............................       1.20%
Canada............................       2.84%
Chile.............................       0.65%
Denmark...........................       0.68%
Finland...........................       0.42%
France............................       5.81%
Germany...........................       5.77%
Hong Kong.........................       2.45%
India.............................       1.02%
Indonesia.........................       0.67%
Korea.............................       1.43%
Italy.............................       2.17%
Japan.............................      33.35%
Malaysia..........................       1.83%
Mexico............................       1.26%
Netherlands.......................       4.10%
Norway............................       0.36%
Philippines.......................       0.51%
Singapore.........................       1.29%
Spain.............................       1.99%
Sweden............................       1.80%
Switzerland.......................       5.20%
S. Africa.........................       1.76%
Taiwan............................       2.40%
Thailand..........................       0.93%
United Kingdom....................      14.35%
                                      --------
                                       100.00%
                                      =========

MASTER INVESTMENT TRUST, SERIES I --
INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                                                                        FOR THE
                                                                     PERIOD* ENDED
                                                                      AUGUST 31,
                                                                         1996
                                                                      (UNAUDITED)
                                                                     -------------
Ratio of expenses to average net assets**.........................         0.82%**
Ratio of net investment income to average net assets**............         0.72%**
Portfolio Turnover................................................          129%
Average commission rate paid (a)..................................      $0.0029

---------------

  * For the period May 13, 1996 (commencement of operations) through August 31, 1996

 ** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 9.97% for the period ended August 31, 1996.

 (a) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ................................................................................
First Name                                  Last Name

 ................................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ................................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ................................................................................
    Name of Broker

 ................................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

       PACIFIC HORIZON FUNDS
       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund

                              Money Market Funds

       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

[PACIFIC HORIZON FUNDS logo]

Concord Financial Group, Inc., Distributor

IEQ-0011